UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

GEE GROUP, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 20, 2017, GEE Group, Inc. (the “Company”) entered into Addendum No. 1 (the “Addendum”) to the Stock Purchase Agreement dated as of January 1, 2016 (the “Palladin Agreement”) by and among the Company and Enoch S. Timothy and Dorothy Timothy (collectively, the “Sellers”). Pursuant to the terms of the Addendum, the Company and the Sellers agreed (a) that the conditions to the “Earnouts” (as defined in the Pallidin Agreement) had been satisfied or waived and (b) that the amounts payable to the Sellers in connection with the Earnouts shall be amended and restructured as follows: (i) the Company shall pay $250,000 in cash to the Sellers on or prior to January 31, 2017 (the “Earnout Cash Payment”) and (ii) the Company shall issue to the Sellers a subordinated promissory note in the principal amount of $1,000,000 (the “Subordinated Note”), The Subordinated Note shall bear interest at the rate of 5.5% per annum. Interest on the Subordinated Note shall be payable monthly. The Subordinated Note shall have a term of three years and may be prepaid without penalty. The principal of and interest on the Subordinated Note may be paid, at the option of the Company, either in cash or in shares of common stock of the Company or in any combination of cash and common stock. The Sellers have agreed that all payments and obligations under the Subordinated Note shall be subordinate and junior in right of payment to any “Senior Indebtedness” (as defined in the Palladin Agreement) now or hereafter existing to “Senior Lenders” (current or future) (as defined in the Palladin Agreement).

Also, on January 20, 2017, the Company, Triad Personnel Services, Inc. (“TPS”), Business Management Personnel, Inc. (“BUMPS”), BMPS, Inc. (“BMPSOH”), BMCH, Inc. (“BMCH”), BMCHPA, Inc.(“BMCHPA”), Triad Logistics, Inc. (“Triad”), Scribe Solutions, Inc. (“Scribe”), Agile Resources, Inc. (“Agile”), Access Data Consulting Corporation (“Access Data”) and Paladin Consulting, Inc., (“Paladin” and collectively with the foregoing, the ”Borrowers”), and ACF FINCO I LP, f/k/a Keltic Financial Partners II, LP (“Lender”) entered into a Tenth Amendment, Consent and Waiver dated as of January 20, 2017 (the “Amendment”) to the Loan and Security Agreement dated September 27, 2013, as amended by a First Amendment effective as of December 31, 2013, by a Second Amendment effective as of December 3, 2014, by a Third Amendment, Consent and Waiver effective as of April 1, 2015 and by a Fourth Amendment, Consent and Waiver effective as of June 15, 2015, by a Fifth Amendment, Consent and Waiver dated as of August 1, 2015, by a Sixth Amendment, Consent and Waiver dated as of September 18, 2015, by a Seventh Amendment, Consent and Waiver effective as of October 4, 2015, by an Eighth Amendment Consent and Waiver effective as of January 1, 2016 and by a Ninth Amendment Consent and Waiver effective as of September 27, 2016 by and among the Borrowers and the Lender (as so amended, the “Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”). Pursuant to the Amendment, the Lender agreed (i) to consent to the Company’s execution and delivery of the Addendum and the consummation of the transactions contemplated by the Addendum, (ii) to allow the Company to pay the Earnout Cash Payment to the Sellers, (iii) to allow the Company to issue the Subordinated Note to the Sellers and (iv) to amend the terms of the Credit Agreement to reflect the amended and restructured terms of the Earnouts. In connection with the execution and delivery of the Amendment, the Sellers and the Lender executed and delivered Amendment No. 1 dated January 20, 2017 to the Subordination Agreement between the Sellers and the Lender dated as of January 1, 2016.

Also in connection with the execution of the Amendment, the Borrowers, the Validity Party, the Guarantor, the Subordinated Creditors and the Lender executed and delivered a Reaffirmation Agreement effective as of January 20, 2017 (the “Reaffirmation Agreement”) pursuant to which, among other things, (i) the Borrowers reaffirmed their obligations to Lender under each of the Loan Documents (as defined in the Reaffirmation Agreement), (ii) the Validity Party (as defined in the Reaffirmation Agreement) reaffirmed his obligations under the Validity Agreement (as defined in the Reaffirmation Agreement) and each of the Loan Documents, (iii) the Guarantor (as defined in the Reaffirmation Agreement) reaffirmed his obligations under the Amended and Restated Guaranty Agreement dated on or about September 27, 2013 and each of the Loan Documents and (iv) each of the Subordinated Creditors (as defined in the Reaffirmation Agreement) reaffirmed its obligations under its respective Subordination Agreement (as defined in the Reaffirmation Agreement).

Copies of the Addendum and the Amendment are attached hereto as Exhibits 10.1, and 10.2, respectively. The descriptions of the Addendum and the Amendment contained in this Current Report on the Form 8-K are qualified in their entirety by reference to Exhibits 10.1 and 10.2.

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Item 2.03 Creation of a Direct Financial Obligation.

The information contained in Item 1.01 of this Form is hereby incorporated by reference into this Item 2.03. A copy of the Subordinated Note is attached hereto as Exhibit 4.1. The description of the Subordinated Note contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 4.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form is hereby incorporated by reference into this Item 3.02. The shares of Company common stock which may be issued to Sellers as payment of the principal of or interest on the Subordinated Note will not be registered under the Securities Act of 1933, as amended (the “Act”). Each of the Sellers is an accredited investor. The issuance of the shares of Company common stock to each of the Sellers is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Subordinated Promissory Note dated January 20, 2017 issued by GEE Group, Inc. to Enoch S. Timothy and Dorothy Timothy

10.1	Addendum No. 1 dated January 20, 2017 to the Stock Purchase Agreement dated as of January 1, 2016 by and among GEE Group. Inc. and Enoch S. Timothy and Dorothy Timothy.

10.2

Tenth Amendment, Consent and Waiver dated as of January 1, 2016 (the “Amendment”) to the Loan and Security Agreement dated September 27, 2013 by and among the Company, the Borrowers named therein and ACF FINCO I LP, as Lender

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.

Date: January 25, 2017	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer

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